MAINSTAY VP FUNDS TRUST

Supplement dated April 7, 2014 (“Supplement”) to the Summary Prospectuses

and Prospectuses dated May 1, 2013, as supplemented

MainStay VP Balanced Portfolio	MainStay VP Bond Portfolio
MainStay VP Cash Management Portfolio	MainStay VP Floating Rate Portfolio

As of May 1, 2014, the portfolio managers from New York Life Investment Management LLC (“New York Life Investments”) who manage the day-to-day fixed-income investment operations of the above listed Portfolios will transition from an unincorporated division within New York Life Investments to a newly-organized direct, wholly-owned subsidiary of New York life Insurance Company named NYL Investors LLC (“NYL Investors”). The transition of the portfolio managers from New York Life Investments to NYL Investors will not impact the investment strategies or risks of the Portfolios. The Portfolios’ Board of Trustees (the “Board”) approved the appointment of NYL Investors as subadvisor to the Portfolios at a meeting held April 1 – 3, 2014. The Board also approved a new Subadvisory Agreement between New York Life Investments and NYL Investors. New York Life Investments will remain the Portfolios’ investment manager and will oversee NYL Investors. Under the supervision of New York Life Investments, NYL Investors will be responsible for the portfolio management of the Portfolios, including making the specific decisions about buying, selling and holding securities. There will be no change in the management fees paid by the Portfolios as a result of this initiative.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.